UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 26, 2008

(Date of earliest event reported)

NAUTILUS, INC.

(Exact name of registrant as specified in its charter)

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16400 SE Nautilus Drive

Vancouver, Washington 98683

(Address of principal executive offices and zip code)

(360) 859-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAUTILUS, INC.

FORM 8-K

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2008, Edward J. Bramson, the current Chairman of the Board of Directors of Nautilus, Inc., a Washington corporation (the “Company”), replaced Robert S. Falcone as the Company’s President and Chief Executive Officer. Mr. Falcone has resigned as a member of the Company’s Board of Directors, effective as of March 26, 2008.

Mr. Bramson, 57, has been Chairman of the Company’s Board of Directors since his election in December 2007. In addition to his duties as the Company’s Chairman and Chief Executive Officer, Mr. Bramson serves as the managing member of Sherborne Investors GP, LLC (“Sherborne Investors GP”) and Sherborne Investors Management GP, LLC (“Sherborne Management GP”) and, as such, manages the investment activities of certain funds controlled by Sherborne Investors GP and Sherborne Management GP. Mr. Bramson has held these positions since May of 2006. Since December 2006, Mr. Bramson has served as Executive Chairman of Spirent Communications plc (“Spirent”), a global communications technology company listed on the London Stock Exchange (the “LSE”). Investment vehicles managed by affiliates of Mr. Bramson own approximately 17% of the outstanding ordinary shares of Spirent. Previously, Mr. Bramson served as Chairman and a director of (i) Ampex Corporation, a manufacturer of specialized data recording devices and a licensor of proprietary digital video technologies listed on the NASDAQ Stock Market, from 1992 until February 2007, (ii) Elementis plc, a global specialty chemicals company listed on the LSE, from June 2005 to September 2006 and (iii) 4imprint Group PLC, a U.K. promotional products company listed on the LSE, from October 2003 to July 2004.

Mr. Bramson has indicated to the Company that he currently intends to decline compensation for his services as Chief Executive Officer, and the Company expects that he will not receive compensation for such services. Mr. Bramson will, however, be entitled to reimbursement of his reasonable expenses incurred in connection with travel between his principal residence in New York and the Company’s headquarters.

On March 26, 2008 the Company issued a press release regarding the departure of Mr. Falcone and the appointment of Mr. Bramson. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Nautilus, Inc. Press Release, dated March 26, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAUTILUS, INC.
(Registrant)

March 28, 2008	By:	/s/ Wayne M. Bolio
(Date)		Wayne M. Bolio
Chief Administrative Officer, and Senior Vice President, Law

EXHIBIT INDEX

Exhibit No.	Description

99.1	Nautilus, Inc. Press Release, dated March 26, 2008.